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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 1 to Registration Statement No. 333-42075 of Keebler Foods Company on Form S-1 of our report dated May 15, 1996 on our audit of the financial statements of Sunshine Biscuits, Inc., appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP

Parsippany, New Jersey

January 7, 1998